Johnson Rice Energy Conference October 1, 2014 Jeffrey M. Platt President & CEO Joseph M. Bennett EVP & Chief IRO Exhibit 99.1

FORWARD-LOOKING STATEMENTS
Phone: 504.568.1010 | Fax: 504.566.4580
Web site address: www.tdw.com
Email: connect@tdw.com
Johnson Rice Energy Conference
TIDEWATER
601 Poydras Street, Suite 1500, New Orleans, LA 70130
2
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company
notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-
looking statement. Among those risks and uncertainties, many of which are beyond the control of the Company, include, without limitation, fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; changes in capital spending by customers in the energy industry for offshore exploration, development and production; changing customer demands for different vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets;
uncertainty of global financial market conditions and difficulty accessing credit or capital; acts of terrorism and piracy; significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well-developed or consistently enforced, especially in higher political risk countries where we operate; foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; and enforcement of laws related to the environment, labor and foreign corrupt practices. Readers should consider all of these risks factors, as well as other information contained in the Company’s form 10-K’s and 10-Q’s.

•
Consistent goal of “Best in Class” safety and compliance culture
•
History of earnings growth and solid returns
•
Largest “NEW” OSV  fleet in the industry, operating in over
•
Continued solid financial position, with considerable ready
liquidity, a reasonable debt level, minor debt maturities
until FY2019 and expected reduced CAPX as major fleet
upgrade winds down
•
“Offshore” is and will continue to be relevant. Constructive
Key Tidewater Takeaways
Johnson Rice Energy Conference 3
50 countries with ~9,000 employees worldwide
fundamental backdrop for the OSV industry

Safety Record Rivals Leading Companies
Johnson Rice Energy Conference
•
Safe Operations is Priority #1
•
Stop Work Obligation
•
Safety performance is 25% of mgt. incentive comp
4
TOTAL RECORDABLE INCIDENT RATES
0.00
0.10
0.20
0.30
0.40
0.50
0.60
0.70
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
TIDEWATER DOW CHEMICAL CHEVRON EXXONMOBIL
Operating safely offshore is
like holding a snake by its head.
It's a task that can't be turned
loose not for a microsecond or an
accident will strike without pity.

Source: ODS-Petrodata
Note: 43 “Other” rigs, along with the Jackups and Floaters, provide a total working rig count of 705 in September 2014.
420
258
Prior peak (summer 2008)
Jackups
Floaters
Working Offshore Rig Trends
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0
50
100
150
200
250
300
350
400
450
9/04 9/05 9/06 9/07 9/08 9/09 9/10 9/11 9/12 9/13 9/14

Source: ODS-Petrodata and Tidewater
July 2008
(Peak)
Jan. 2011
(Trough)
September
2014
Working Rigs
603 538 705
Rigs Under
Construction
186 118 244
OSV Global
Population
2,033 2,599 3,223
OSV’s Under
Construction
736 367 455
OSV/Rig Ratio
3.37 4.83 4.57
Drivers of our Business “Peak to Present”
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Working offshore rig
count is expected to grow
Marketed OSV population
should decrease as
attrition exceeds
newbuild deliveries
OSV/Rig Ratio should
remain well balanced

Source: ODS-Petrodata and Tidewater
As of September 2014, there are approximately 455 additional
AHTS and PSV’s (~14% of the global fleet) under construction.
Global fleet is estimated at 3,223 vessels, including ~700 vessels that are 25+ yrs old (25%).
Vessels > 25 years old today
The Worldwide OSV Fleet
(Includes AHTs and PSVs only) Estimated as of September 2014
Johnson Rice Energy Conference 7
0
50
100
150
200
250
300
1965 1970 1975 1980 1985 1990 1995 2000 2005 2010

Number of Vessels
40
35
30
25
20
15
10
5
0
1970
1975
1980
1985
1990
1995
2000
2005
2010

Year Built
Deepwater vessels
Towing Supply/Supply
Other vessels
244 “New” vessels – 6.9 avg yrs
21 “Traditional” vessels – 26.7 avg yrs
Tidewater’s Active Fleet
As of June 30, 2014
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Source: ODS-Petrodata and Tidewater
Tidewater Competitor #2 Competitor #3 Competitor #4 Competitor # 5 Competitor #1
Avg.
All Others (2,473 total
vessels for
400+ owners)
Vessel Population by Owner
(AHTS and PSVs only) Estimated as of September 2014
Johnson Rice Energy Conference 9

Americas 69(26%) SS Africa/Europe 128(48%) Asia/Pac 24(9%) Our Global Footprint – Vessel Count by Region (Excludes stacked vessels – as of 6/30/14) Johnson Rice Energy Conference 10 MENA 44(17%)

TIDEWATER

| | New Vessels | Avg. NBV | Traditional Vessels |
|---|---|---|---|
| Deepwater | 32 | $19.5M | 0 |
| Towing Supply | 17 | $10.6M | 7 |
| Other | 9 | $3.4M | 4 |
| | 58 | | 11 |

| | New Vessels | Avg. NBV | Traditional Vessels |
|---|---|---|---|
| Deepwater | 10 | $15.2M | 1 |
| Towing Supply | 31 | $12.1M | 0 |
| Other | 0 | 0 | 2 |
| | 41 | | 3 |

| | New Vessels | Avg. NBV | Traditional Vessels |
|---|---|---|---|
| Deepwater | 37 | $28.7M | 0 |
| Towing Supply | 43 | $12.5M | 2 |
| Other | 41 | $1.8M | 5 |
| | 121 | | 7 |

| | New Vessels | Avg. NBV | Traditional Vessels |
|---|---|---|---|
| Deepwater | 9 | $24.9M | 0 |
| Towing Supply | 14 | $11.6M | 0 |
| Other | 1 | $6.7M | 0 |
| | 24 | | 0 |

Johnson Rice Energy Conference
Americas
SSAE
MENA
Asia/Pac
Vessel count info is as of 6/30/14, and includes leased vessels. Avg NBV excludes the impact of leased vessels which have no NBV.
Average NBV of the total 21 Traditional vessels is $0.97M at 6/30/14.
11
Our Global Footprint – Vessel Class by Region
(Excludes stacked vessels –
as of 6/30/14)

Vessel Count (2)
Total Cost (2)
Average Cost
per Vessel
Deepwater PSVs 102 $2,906m $28.5m
Deepwater AHTSs 12 $387m $32.3m
Towing Supply/Supply 111 $1,670m $15.0m
Other 53 $227m $4.3m
TOTALS: 278 $5,190m
(1)
$18.7m
.
At 6/30/14, 245 new vessels were in our fleet with ~6.9 year average age
Vessel Commitments
Jan. ’00 – June ‘14
(1) ~$4.5b (87%) funded through 6/30/14
(2) Vessel count and total cost is net of 26 vessel dispositions ($243M of original cost)
(2) Vessel count and total cost is net of 25 vessel dispositions ($227m of original cost)
The Largest Modern OSV Fleet in the Industry
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Count
Deepwater PSVs 26
Deepwater AHTSs -
Towing Supply/Supply 6
Other 1
Total 33
Vessels Under Construction*
As of June 30, 2014
Estimated delivery schedule – 13 in FY ’15, 17 in FY ‘16 and 3 thereafter.
CAPX of $391m in FY ’15, $244m in FY ‘16 and $50m thereafter.
…and More to Come
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The Upgrading of the Tidewater Fleet
(A 10 Year Review)
Johnson Rice Energy Conference
Deepwater PSV
Deepwater PSV
Deepwater AHTS
Deepwater AHTS
Towing Supply
Towing Supply
Fleet information includes active vessels only.
CIP=Construction in Process.
New Fleet is defined as vessels built or acquired since 2000.
Current Future Vintage
DWT CIP Fleet Fleet
5,000-6,000 16 5 21 0
4,000-4,999 11 15 26 0
3,000-3,999 43 6 49 0
<3,000 6 0 6 1
76 26 102 1
Current Future Vintage
BHP New Fleet CIP Fleet Fleet
25,000+ 5 0 5 0
13,500-16,500 7 0 7 0
12 0 12 0
Current Future Vintage
BHP CIP Fleet Fleet
7,000-10,000 36 6 42 0
3,000-6,999 69 0 69 9
105 6 111 9
14
New Vintage Total
DWT Fleet Fleet Fleet
5,000-6,000 0 0 0
4,000-4,999 4 0 4
3,000-3,999 12 2 14
<3,000 6 4 10
22 6 28
New Vintage Total
BHP Fleet Fleet Fleet
25,000+ 1 0 1
13,500-16,500 6 3 9
7 3 10
New Vintage Total
BHP Fleet Fleet Fleet
7,000-10,000 5 25 30
3,000-6,999 23 146 169
28 171 199
3/31/05 Snapshot 6/30/14 Snapshot

CAPX Expected to Decrease
from Recent High Levels
Johnson Rice Energy Conference
Fiscal Year
15
Fiscal 2014 is exclusive of Troms acquisition
$0
$200
$400
$600
$800
$1,000
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
Amounts in Fiscal 2015-2017 represent known CAPX on only the
33 vessels and 2 ROVs under construction as of 6/30/14.
Additional CAPX could occur, but trendline is expected down.

As of June 30, 2014
Cash & Cash Equivalents $53 million
Total Debt $1,511 million
Shareholders Equity $2,717 million
Net Debt / Net Capitalization 35%
Total Debt / Capitalization 36%
~$650 million of available liquidity as of 6/30/14, including $600 million of unused capacity under the company’s revolving credit facility.
Strong Financial Position Provides
Strategic Optionality
Johnson Rice Energy Conference 16

Debt Maturity (in $millions)
$800
$600
$400
$200
$0
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026

Debt Maturities as of 6/30/14 Limited for Several Years Johnson Rice Energy Conference Fiscal Year 17

Adjusted EPS **
$8.00
$6.00
$4.00
$2.00
$0.00
$1.03
$1.78
$3.33
$5.94
$6.39
$7.89
$5.20
$2.40
$2.13
$3.03
$3.69
Fiscal 2004
Fiscal 2005
Fiscal 2006
Fiscal 2007
Fiscal 2008
Fiscal 2009
Fiscal 2010
Fiscal 2011
Fiscal 2012
Fiscal 2013
Fiscal 2014

** EPS in Fiscal 2004 is exclusive of the $.30 per share after tax impairment charge. EPS in Fiscal 2006 is exclusive of the $.74 per share after tax gain from the sale of six KMAR vessels. EPS in Fiscal 2007 is exclusive of $.37 per share of after tax gains from the sale of 14 offshore tugs.  EPS in Fiscal 2010 is exclusive of $.66 per share Venezuelan provision, a  $.70 per share tax benefit related to favorable resolution of tax litigation and a $0.22 per share charge for the proposed settlement with the SEC of the company’s FCPA matter. EPS in Fiscal 2011 is exclusive of total $0.21 per share charges for settlements with
DOJ and Government of Nigeria for FCPA matters, a $0.08 per share charge related to participation in a multi-company U.K.-based pension plan and a $0.06 per share impairment charge related to certain vessels. EPS in Fiscal 2012 is exclusive of $0.43 per share goodwill impairment charge. EPS in Fiscal 2014 is exclusive of $0.87 per share goodwill impairment charge.
Adjusted Return
On Avg. Equity    4.3%       7.2% 12.4% 18.9%     18.3% 19.5%      11.4%      5.0%
4.3%      5.9%      7.0%
Adjusted EPS**
Adjusted EPS**
History of Earnings Growth & Solid
Through-Cycle Return
Johnson Rice Energy Conference 18

Impact of $7.4 million of retroactive revenue recorded in September 2012 quarter is excluded from 9/12 average dayrates and included in the respective March 2012 and June 2012 quarterly average dayrates. Utilization stats exclude stacked vessels.
Active Vessel Dayrates & Utilization by Segment
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$6,000
$10,000
$14,000
$18,000
$22,000
$26,000
12/10 6/11 12/11 6/12 12/12 6/13 12/13 6/14
Americas Asia/Pac MENA Sub Sah Africa/Eur.
60%
70%
80%
90%
100%
12/10 6/11 12/11 6/12 12/12 6/13 12/13 6/14

$185 million, or 49%, of Vessel Revenue in Q1 Fiscal 2015
New Vessel Trends by Vessel Type
Deepwater PSVs
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22
23
24
25 25 25 25
28
29
32
34
38
40
43
44
45
47
49
51
54
55
57
62
66
69
73
75
76 76
40
80
120
160
200
240
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15
Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size
Average Fleet Size Average Day Rate Utilization-Adjusted Average Day Rate
Q1 Fiscal 2015
Avg Day Rate: $30,802
Utilization: 86.8%
-

Q1 Fiscal 2015
Avg Day Rate: $15,519
Utilization: 84.9%
$126 million, or 33%, of Vessel Revenue in Q1 Fiscal 2015
New Vessel Trends by Vessel Type
Towing Supply/Supply Vessels
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$0
$5,000
$10,000
$15,000
$20,000
$25,000
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
-
50
100
150
200
250
FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15
Average Fleet Size Average Day Rate Utilization-Adjusted Average Day Rate
39
40
43
46
47
49
51
54
57
59
61
63
68
78
81
83
85
88
93
99
101 101 102 103
103
103
104
105 105
Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size

•
Six work-class ROV’s in current fleet
and two more on order
•
Commercial operations underway with
additional opportunities in Americas,
SSAE and Asia/Pac
•
ROV capabilities generating potential
for OSV pull through
Tidewater’s New Subsea Business
Johnson Rice Energy Conference 22

•
Continue to improve upon stellar safety and compliance programs
•
Maintain solid balance sheet and financial flexibility to deal with
•
Disciplined deployment of cash as we complete our OSV fleet
•
Return capital to shareholders through dividends and
Tidewater’s Future
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replacement and enhancement and expand our ROV business
industry uncertainties and seize opportunities when presented opportunistic share repurchases

Johnson Rice Energy Conference October 1, 2014 Jeffrey M. Platt President & CEO Joseph M. Bennett EVP & Chief IRO

Appendix Johnson Rice Energy Conference 25

Maintain
Maintain
Financial Strength
Financial Strength
EVA-Based Investments
EVA-Based Investments
On Through-cycle Basis
On Through-cycle Basis
Deliver Results
Deliver Results
Financial Strategy Focused on Creating
Long-Term Shareholder Value
Johnson Rice Energy Conference 26

Over a 15-year period, Tidewater has invested ~$5.2 billion in CapEx, and paid out ~$1.3 billion through dividends and share repurchases.  Over the same period, CFFO and proceeds from dispositions were ~$3.9 billion and ~$800 million, respectively.
$ in millions
CFFO
Fiscal Year
Fleet Renewal & Expansion Largely
Funded by CFFO
Johnson Rice Energy Conference 27
$0
$100
$200
$300
$400
$500
$600
$700
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
CAPX Dividend Share Repurchase

Note: Vessel operating margin is defined as vessel revenue less vessel operating expenses
Prior peak period (FY2009)
averaged quarterly revenue of
$339M, quarter operating
margin of $175.6M at 51.8%
$300 million
$150 million
50.0%
Total Revenue and Margin
Fiscal 2008-2015
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$-
$100
$300
$400
$500
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15
Vessel Revenue ($) Vessel Operating Margin ($) Vessel Operating Margin (%)
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
53.0%
46.7%
56.4%
47.7%
38.0%
41.0%
36.9%
45.0%
42.0%
44.1%
40.8%
46.3%
45.2%
43.0%
43.1%
$200

Vessel Cash Operating Margin ($) Vessel Cash Operating Margin (%)
$164 million Vessel Margin in Q1
FY2015 (99% from New Vessels)
Q1 FY2015 Vessel Margin: 43%
Cyclical Upturn should Drive Margin Expansion
Johnson Rice Energy Conference 29
$0
$25
$50
$75
$100
$125
$150
$175
$200
FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY14 15
New Traditional
0%
10%
20%
30%
40%
50%
60%
70%
FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY14 15
Total New
Q1Q2Q3Q4 Q1Q2Q3Q4 Q1Q2Q3Q4 Q1Q2Q3Q4
Q1Q2Q3Q4
Q1Q2Q3Q4
Q1
Q1Q2Q3Q4 Q1Q2Q3Q4 Q1Q2Q3Q4
Q1Q2Q3Q4 Q1Q2Q3Q4
Q1Q2Q3Q4
Q1

$31 million, or 8%, of Vessel Revenue in Q1 Fiscal 2015
New Vessel Trends by Vessel Type
Deepwater AHTS
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5 5 5 5 5 5 5 5
6
8
9 9
11 11 11 11 11 11 11 11 11 11
11 11
11 11
12
12 12
40
80
120
160
200
240
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15
Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size
Average Fleet Size Average Day Rate Utilization-Adjusted Average Day Rate
Q1 Fiscal 2015
Avg Day Rate: $34,116
Utilization: 83.5%
-

Our top 10 customers in Fiscal 2014 (4 Super Majors, 4 NOC’s,
1 IOC’s and 1 independent) accounted for 62% of our revenue
Current Revenue Mix
Quality of Customer Base
Johnson Rice Energy Conference 31
Super Majors
37%
NOC's
22%
Others
41%